UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2017

(Exact name of registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-35072 (Commission File Number)	65-1310069 (I.R.S. Employer Identification No.)

4655 Salisbury Road, Suite 110, Jacksonville, FL 32256

(Address of principal executive offices)

Registrant's telephone number, including area code: (800) 342-2824

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1933 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Agreement and Plan of Merger

On November 16, 2017, Atlantic Coast Financial Corporation, a Maryland corporation (Atlantic) and Ameris Bancorp, a Georgia corporation (Ameris), entered into an Agreement and Plan of Merger (the Merger Agreement) pursuant to which Atlantic will merge into Ameris, with Ameris as the surviving entity (the Merger). The Merger Agreement provides that, immediately following the Merger, Atlantic Coast Bank, a Florida bank wholly owned by Atlantic, will be merged into Ameris Bank, a Georgia bank wholly owned by Ameris, with Ameris Bank as the surviving entity (the Bank Merger).

Under the terms and subject to the conditions of the Merger Agreement, Atlantic’s stockholders will have the right to receive $1.39 in cash and 0.17 shares of Ameris common stock for each share of the common stock of Atlantic they hold. The Merger Agreement provides that immediately prior to the closing of the Merger, Atlantic’s outstanding restricted stock awards will fully vest and be converted into the right to receive the same merger consideration per share as other outstanding shares of Atlantic common stock.

The Merger Agreement has been unanimously approved by the boards of directors of Ameris and Atlantic. The closing of the Merger is subject to the required approval of Atlantic’s stockholders, requisite regulatory approvals, the effectiveness of the registration statement to be filed by Ameris with respect to the stock to be issued in the Merger and other customary closing conditions. The Merger is expected to close during the second quarter of 2018.

The Merger Agreement contains usual and customary representations and warranties that Ameris and Atlantic made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between Ameris and Atlantic and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, and the representations and warranties may have been used to allocate risk between Ameris and Atlantic rather than establishing matters as facts.

The Merger Agreement may be terminated in certain circumstances, including the following: (i) by either party in the event that events having a material adverse effect on the other party occur and are continuing; (ii) by either party in the event of a breach by the other party of any covenant, agreement or obligation contained in the Merger Agreement which has not been cured within twenty days; (iii) by Ameris in the event that Ameris learns of any fact or condition that would be expected to have a material adverse effect and which Atlantic was required, but failed, to disclose; (iv) by either party if a regulatory agency whose approval is required for the Merger or the Bank Merger denies the requested approval or any governmental authority issues a final, nonappealable injunction permanently enjoining or otherwise prohibiting the contemplated transactions; (v) by either party in the event that, under certain circumstances, the Merger shall not have been consummated by June 30, 2018 (provided that either party may extend such date for an additional period of three months, in which event the aggregate cash portion of the merger consideration to be received by Atlantic’s stockholders will be increased by the amount of Atlantic’s after-tax net income for January 1, 2018 through June 30, 2018); (vi) by either party if the requisite Atlantic stockholder approval is not obtained; (vii) by Atlantic, prior to receipt of the Atlantic stockholder approval, to enter into another proposed offer; and (viii) by Atlantic in the event that the price of Ameris common stock decreases in comparison to the specified ratio provided in the Merger Agreement and Ameris elects not to increase the merger consideration to be received by Atlantic’s stockholders. The Merger Agreement further provides that a termination fee of $5.75 million will be payable by Atlantic to Ameris upon termination of the Merger Agreement under certain circumstances, including if Atlantic or Ameris terminates the Merger Agreement under certain circumstances while another proposed offer is outstanding or after such an offer has been accepted.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such document, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Voting Agreement

In connection with entering into the Merger Agreement, the directors and certain officers of Atlantic have entered into a Voting and Support Agreement (the Voting Agreement) with Ameris and Atlantic. The Voting Agreement generally requires that such stockholders agree to vote their shares of Atlantic common stock in favor of the Merger and against any action or agreement that would be reasonably likely to impair the ability of Ameris or Atlantic to complete the Merger, or that would otherwise impede or delay the consummation of the transactions contemplated by the Merger Agreement, and against any alternative acquisition proposal.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such document, a form of which is included as Exhibit A to the Merger Agreement filed as Exhibit 2.1 hereto and which is incorporated herein by reference.

Director Non-Solicitation Agreements

Simultaneously with the execution of the Merger Agreement, each of the directors of Atlantic and Atlantic Coast Bank entered into a Director Non-Solicitation Agreement with Ameris that contains provisions related to non-disclosure of confidential information, non-recruitment of employees and non-solicitation of customers.

The foregoing description of the Director Non-Solicitation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such document, a form of which is included as Exhibit C to the Merger Agreement filed as Exhibit 2.1 hereto and which is incorporated herein by reference.

Executive Non-Competition Agreement

Simultaneously with the execution of the Merger Agreement, John K. Stephens, Jr., the President and Chief Executive Officer of Atlantic and Atlantic Coast Bank, entered into an Executive Non-Competition Agreement with Ameris that contains provisions related to non-disclosure of confidential information, non-recruitment of employees, non-solicitation of customers and non-competition, and provides for the payment to Mr. Stephens of the sum of $605,000, to be paid in equal installments over a period of eighteen months.

The foregoing description of the Executive Non-Competition Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such document, a form of which is included as Exhibit D to the Merger Agreement filed as Exhibit 2.1 hereto and which is incorporated herein by reference.

Participants in the Merger Solicitation

Atlantic and Ameris, and certain of their respective directors, executive officers and other members of management and employees, may be deemed to be participants in the solicitation of proxies from the stockholders of Atlantic in respect of the Merger. Information regarding the directors and executive officers of Ameris and Atlantic and other persons who may be deemed participants in the solicitation of the stockholders of Atlantic in connection with the Merger will be included in the proxy statement/prospectus for Atlantic’s special meeting of stockholders, which will be filed by Ameris with the Securities and Exchange Commission (the SEC). Information about Ameris’s directors and executive officers can also be found in Ameris’s definitive proxy statement in connection with its 2017 annual meeting of shareholders, as filed with the SEC on April 3, 2017, and other documents subsequently filed by Ameris with the SEC. Information about Atlantic’s directors and executive officers can also be found in Atlantic’s definitive proxy statement in connection with its 2017 annual meeting of stockholders, as filed with the SEC on April 18, 2017, and other documents subsequently filed by Atlantic with the SEC. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and other relevant documents regarding the Merger filed with the SEC when they become available.

ITEM 8.01. OTHER EVENTS.

On November 17, 2017, Ameris and Atlantic issued a press release announcing that they had entered into the Merger Agreement. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On November 17, 2017, Ameris also held an investor conference call to discuss the Merger. The investor presentation material related to the Merger and referenced and made available in connection with the investor conference call is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The investor presentation material is also available on the “Investor Relations” page of Ameris’s website (http://www.amerisbank.com).

All information included in the press release and the investor presentation material is presented as of the respective dates thereof, and Ameris does not assume any obligation to correct or update such information in the future.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits

2.1	Agreement and Plan of Merger dated as of November 16, 2017 by and between Ameris Bancorp and Atlantic Coast Financial Corporation*
99.1	Press release dated November 17, 2017
99.2	Investor Presentation Material dated November 17, 2017

*	The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or similar attachment to the United States Securities and Exchange Commission upon request.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements usually use words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, including statements related to the expected timing of the closing of the Merger, the expected returns and other benefits of the Merger to shareholders, expected improvement in operating efficiency resulting from the Merger, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value and the effect of the Merger on Ameris’s capital ratios after the Merger. Forward-looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to, the possibility that expected benefits may not materialize in the timeframes expected or at all, or may be more costly to achieve; that the Merger may not be timely completed, if at all; that prior to completion of the Merger or thereafter, the parties’ respective businesses may not perform as expected due to transaction-related uncertainties or other factors; that the parties are unable to implement successful integration strategies; that the required regulatory, stockholder or other closing conditions are not satisfied in a timely manner, or at all; reputational risks and the reaction of the parties’ customers to the Merger; diversion of management time to Merger-related issues; and other factors and risk influences contained in the cautionary language included in Atlantic’s 2016 Form 10-K under Item 1A. “Risk Factors” and under Part II. Item 1A. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other documents subsequently filed by Atlantic with the SEC. Consequently, no forward-looking statement can be guaranteed. Neither Ameris nor Atlantic undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For any forward-looking statements made in this Current Report on Form 8-K, the exhibits hereto or any related documents, Ameris and Atlantic claim protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Additional Information and Where to Find It

This communication is being made in respect of the Merger involving Ameris and Atlantic. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the Merger, Ameris will file with the SEC a registration statement on Form S-4 that will include a proxy statement/prospectus for the stockholders of Atlantic. Ameris also plans to file other documents with the SEC regarding the Merger with Atlantic. Atlantic will mail the final proxy statement/prospectus to its stockholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The proxy statement/prospectus, as well as other filings containing information about Ameris and Atlantic, will be available without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement/prospectus and other documents filed with the SEC in connection with the Merger can also be obtained, when available, without charge, from Ameris’s website (http://www.amerisbank.com) and Atlantic’s website (http://www.atlanticcoastbank.net).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC COAST FINANCIAL CORPORATION

Date: November 17, 2017	By:	/s/ Tracy L. Keegan
		Name:	Tracy L. Keegan
		Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Agreement and Plan of Merger dated as of November 16, 2017 by and between Ameris Bancorp and Atlantic Coast Financial Corporation*
99.1	Press release dated November 17, 2017
99.2	Investor Presentation Material dated November 17, 2017

*	The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or similar attachment to the United States Securities and Exchange Commission upon request.